OPTIMUMBANK HOLDINGS, INC.

December 31, 2025

(NYSE American: OPHC)

Released on January 20, 2026

This presentation contains preliminary financial results for year 2025, that are unaudited and subject to completion of year-end reporting and adjustment process. Complete audited financial statements will be provided in our Form 10-K .

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin
Chairman of the Board

- **Director of OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since March 2010**
- **Chief Executive Officer of Strawberry Fields REIT** (**NYSE: STRW**), an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Timothy Terry
President, CEO

- **Principal Executive Officer for the Company since 2016 and Chief Executive Officer of the Bank since February 2013**
- **35+ years of banking experience** having previously served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank
- Received BBA degree in finance from Western Michigan University and a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware

---

Elliot Nunez
EVP, CFO

- **Chief Financial Officer of the Bank since February 2020**
- Currently serves in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees
- **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division
- Also previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients
- Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant

Business Evolution and Milestones

2000
OptimumBank.com opened for business in Plantation, Florida

2004
Deerfield branch is opened

2004
Fort Lauderdale branch is opened

2004
Bank changed name to **OptimumBank**

2006
OptimumBank Holdings, Inc. began trading on NASDAQ

2020
Bank celebrated its 20-year anniversary

2022
Growth to over $585 million in assets

2023
Growth to over $791 million in assets

2024
Growth to $933 million in assets
Opened North Miami Beach branch
OptimumBank Holdings, Inc. began trading on **NYSE American**

2025
Bank celebrated 25-year anniversary
Growth to over $1.1 billion in assets

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

OptimumBank Holdings, Inc. Overview

Holding Company for OptimumBank

$1.1 Billion in Total Assets

- 102% Net Loans / Deposits ratio
- $959 million Gross loan portfolio
- $932 million Deposits

NYSE American: OPHC

- Common shares outstanding: 11,533,943
- Stock price / Non-diluted tangible book value: 0.40 (1)
- Total diluted shares : 23,523,473 (2)
- Stock price / Diluted tangible book value: 0.82 (3)

3 Locations

- Headquarters in Fort Lauderdale, Florida
- Deerfield branch
- North Miami Beach branch

Profitability – FY 2025

- ROAE (GAAP): 14.83%
- ROAE Core(4): 21.56%
- Net interest margin: 4.28%

(1) Tangible book value per share (not-diluted) of $10.57 and closing stock market price of $4.25 per share on December 31, 2025.
(2) Diluted shares consist of 11,533,943 common shares outstanding, plus 1,360 Series B Preferred shares that can be converted to 11,113,889 common shares, and 875,641 Series C Convertible Preferred shares that can be converted to 875,641 common shares.
(3) Tangible book value per diluted share of $5.18 and closing stock market price of $4.25 per share on December 31, 2025.
(4) Non-GAAP measure, see appendix for reconciliation to GAAP.

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

2025 Highlights

- ❖ Surpassed $1 billion asset threshold, with total assets increasing $178.7 million in 2025 to $1.11 billion
- ❖ Net Earnings: $16.6 million, an increase of $3.5 million, or 26.9% from 2024
- ❖ Earnings per Share: $1.42 (basic)/$0.72 (diluted)[(1)] compared to $1.39 (basic)/$0.63 (diluted) [(1)] for the prior year
- ❖ Pre-tax, Pre-provision earnings[(2)]: $24.2 million, up $4.4 million, or 21.9% from 2024
- ❖ Tangible Book Value of $121.9 million, equaling $5.18 [(1)] per diluted share at December 31, 2025, up $18.7 million, or $0.75 per diluted share, a 16.9% increase from December 31, 2024
- ❖ Net interest margin ("NIM"): 4.28% for FY 2025, up 45 basis points compared to FY 2024
- ❖ Net interest income: $42.6 million, up $7.9 million, or 22.8% from 2024
- ❖ Noninterest income: $6.8 million, up $2.2 million, or 46.5% from 2024
- ❖ Total Net Loans: $947.3 million at December 31, 2025, up $152.3 million or 19.2% from December 31, 2024
- ❖ Total Deposits: $931.8 million at December 31, 2025, up $159.6 million or 20.7% from December 31, 2024
- ❖ Bank Tier 1 Leverage Ratio: 11.39% at December 31, 2025 an increase of 48 basis points from December 31, 2024

(1) Diluted shares consist of 11,533,943 common shares outstanding, plus 1,360 Series B Preferred shares that can be converted to 11,113,889 common shares, and 875,641 Series C Convertible Preferred shares that can be converted to 875,641 common shares.
(2) Non-GAAP measure, see appendix for reconciliation to GAAP.

Fourth Quarter 2025 Highlights

- Net Earnings: $4.9 million, an increase of $0.5 million from 3Q 2025; up $0.9 million from 4Q 2024
- Earnings per Share: $0.42 (basic)/$0.21 (diluted)[1] compared to $0.37 (basic)/$0.18 (diluted)[1] the prior quarter, and $0.38 (basic)/$0.18 (diluted)[1] the prior year's quarter
- Pre-tax, Pre-provision earnings[2]: $6.9 million, up $0.4 million from 3Q 2025; up $0.9 million from 4Q 2024
- Tangible Book Value of $121.9 million, equaling $5.18[2] per diluted share, up $5.0 million, or 21 cents per diluted share (16.4% annualized) from September 30, 2025
- Net interest margin ("NIM"): 4.39%, up 2 basis points from 3Q 2025; up 52 basis points from 4Q 2024
- Net interest income: $11.9 million, up $0.8 million from 3Q 2025; up $2.6 million from 4Q 2024
- Noninterest income: $1.7 million, down $0.3 million from 3Q 2025; up $0.7 million from 4Q 2024
- Efficiency Ratio: 49.6%, improving from 50.7% in 3Q 2025 and compared to 42.5% in 4Q 2024
- Total Net Loans: $947.3 million, up $144.5 million from September 30, 2025
- Total Deposits: $931.8million, declined $27.7 million from September 30, 2025
- Bank Tier 1 Leverage Ratio: 11.39% at December 31, 2025 declined 31 basis points from the prior quarter in line with strong asset growth

(1) Diluted shares consist of 11,533,943 common shares outstanding, plus 1,360 Series B Preferred shares that can be converted to 11,113,889 common shares, and 875,641 Series C Convertible Preferred shares that can be converted to 875,641 common shares.
(2) Non-GAAP measure, see appendix for reconciliation to GAAP.

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Florida Market Trends and Advantages

GDP[1]

- Florida has a Real GDP of $1.36 trillion
- Florida's Real GDP growth is ranked second in the country
- South Florida accounts for 1/3rd of Florida GDP
- Miami-Fort Lauderdale-West Palm Beach, FL (MSA) Real GDP of $533.7 billion, growing 8.8% vs 2.9% for US 2019-2023

Population & Employment[2]

- Florida is the 3rd most populous state, with 23.3 million people
- Florida is growing at 1.7% annually, 3 times the national average of 0.6%
- Florida's population over age 65, is expected to reach 25% by 2030, a segment associated with greater wealth
- Unemployment rate of 3.7%, versus national average of 4.2%

Real Estate[3]

- Florida's robust real estate market creates mortgage lending opportunities unique to our region
- Florida is still seeing expansion in retail, industrial, and hospitality investment and development
- Florida in general, and South Florida in particular, maintains ultra low vacancy rates and continuing rent growth



Beach
Boca Raton
Optimum Bank
Coral Springs
Lighthouse Point
OptimumBank
Sunrise
Oakland Park
Fort Lauderdale
Davie
Dania Beach
Pembroke Pines
Hollywood
Hallandale Beach
Miami Gardens
Optimum Bank
Hialeah
Miami Beach
Miami Beach
Miami
Key Biscayne

(1) Sources: U.S. Bureau of Economic Analysis (BEA) as of March 31, 2025 and The Capitalist Florida Economic Forecast 2025 as of Feb. 2025
(2) Sources: The Florida Legislature Office of Economic and Demographic Research as of June 30, 2025 and U.S Bureau of Labor Statistics, Employment Situation Report as of April 2025
(3) Source: Miami Realtors Southeast Florida Housing Outlook 2025-2026

Our History, Transformation and Significant Growth and Expansion

Employee Count



38
48
60
73
98
2021
2022
2023
2024
2025

Total Assets ($000)



33.32% CAGR
$351,878
$585,219
$791,254
$932,933
$1,111,679
2021
2022
2023
2024
2025

Expansion of Franchise Footprint

- 2000: First branch was opened in Plantation
- 2004: Deerfield branch was opened
- 2004: Fort Lauderdale branch was opened
- 2021: Plantation branch closed
- 2024: North Miami Beach branch opened

Profitability Improvement

Net Interest Margin (%)



3.56
3.53
3.75
3.83
4.28
2021
2022
2023
2024
2025

Net Earnings Core: Pre-tax,[(1)] Pre-provision Earnings ($000)



$4,242
$8,858
$12,504
$19,853
$24,207
2021
2022
2023
2024
2025

(1) Non-GAAP measure, see appendix for reconciliation to GAAP.

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Notable Growth and Momentum Across all Areas

Lending

Gross Loans ($000)

December 31, 2021-December 31, 2025, Gross Loans CAGR



39.75% CAGR
$251,399
$483,378
$680,071
$804,240
$958,793
2021
2022
2023
2024
2025

Deposits

Total Deposits ($000)

December 31, 2021-December 31, 2025, Deposits CAGR



33.60% CAGR
$292,457
$507,899
$639,581
$772,195
$931,750
2021
2022
2023
2024
2025

Noninterest Income

Total Noninterest Income ($000)

December 31, 2021-December 31, 2025, Noninterest Income CAGR



39.79% CAGR
$1,774
$2,960
$3,452
$4,623
$6,774
2021
2022
2023
2024
2025

Composition as of December 31, 2025



Consumer, 7.11%
Residential, 7.72%
Commercial, 5.03%
Multi-Family, 6.85%
Land and Construction, 3.78%
Commercial Real Estate, 69.52%

Yield on Loans:	6.98%



Time Deposits, 38%
IB Now & MMA Deposits, 33%
NIB Deposits, 29%

Cost of IB Deposits:	3.47%



Deposit Account Fees, 22.49%
Loan Fees, 31.59%
Wire / ACH Fees, 45.92%

OPTIMUMBANK HOLDINGS, INC.

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Strong Core Deposit Franchise

$931,750,000	• Total Deposits
$266,520,000	• Noninterest Bearing Deposits
3.47%	• Cost of Total Interest-Bearing Deposits (FY 2025)

Areas of Focus

- Keys to Success
  - ✓ Dedicated Deposit Relationship Managers
  - ✓ Merchant Cash Advance Industry

Composition by Branches



10.36%, Deerfield
(1)
3.50%, North Miami Beach
86.13%, Fort Lauderdale

(1) North Miami Beach branch opened on July 8, 2024

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Credit and Capital Trends

Allowance for Credit Losses / Loans (%)


1.22%
1.20%
1.13%
1.08%
1.07%
1.24%
2021
2022
2023
2024
2025
National Peers (1)
OPTIMUMBANK

Non-Performing Assets / Total Assets (%)


0.00%
0.00%
0.13%
0.81%
0.32%
0.54%
2021
2022
2023
2024
2025
National Peers (1)
OPTIMUMBANK

Net Charge Offs / Average Loans (%)


0.00%
0.21%
0.38%
0.19%
0.04%
0.19%
2021
2022
2023
2024
2025
National Peers (1)
OPTIMUMBANK

Tier 1 Leverage Ratio


10.64%
11.29%
10.00%
10.91%
11.39%
2021
2022
2023
2024
2025

(1) Peers consist of 47 publicly traded U.S. banks as of September 30, 2025, with total assets between $700 million to $3 billion.
2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

OPTIMUMBANK HOLDINGS, INC.

Loan Detail

Industry Classification Breakdown

(as of December 31, 2025)



Residential, 7.72%
Multi-family, 6.85%
Commercial Real Estate, 69.52%
Land and Construction, 3.78%
Commercial, 5.03%
Consumer, 7.11%

Loan Growth by Loan Portfolio

(December 31, 2021-December 31, 2025)



Commercial
240%
Land and Construction
860%
Consumer
199%
Residential Real Estate
127%
Multi-Family Real Estate
35%
Commercial Real Estate
415%
2021
2022
2023
2024
2025

Loan Balances ($000)	2021	2022	2023	2024	2025
Commercial Real Estate	$ 129,468	$ 310,695	$ 422,680	$ 485,671	$ 666,508
Multi-Family Real Estate	$ 48,592	$ 69,555	$ 67,498	$ 64,001	$ 65,693
Residential Real Estate	$ 32,583	$ 50,354	$ 71,400	$ 74,064	$ 74,018
Consumer	$ 22,827	$ 30,323	$ 44,023	$ 50,399	$ 68,166
Land and Construction	$ 3,772	$ 17,286	$ 32,600	$ 77,295	$ 36,212
Commercial	$ 14,157	$ 5,165	$ 41,870	$ 52,810	$ 48,196

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Strong Liquidity and Deposit Growth Trends

- $138MM of Available On Balance Sheet Liquidity
  - Including Cash and unpledged Investments Available for Sale
  - Liquid assets as a percent of deposits is 14.8%
  - Liquid assets as a percent of total assets is 12.4%

- $356MM of Off-Balance Sheet Liquidity Sources
  - Including FHLB, Federal Reserve Bank, and Fed Funds lines

- AOCI Impact is Minimal to Equity (~3.8%)
  - HTM securities only amount to $214K of the $25.4 million investment portfolio

- Deposit Portfolio Quality
  - Deposit Composition
    - Noninterest bearing DDA balances represent 28.6% of total deposits
    - Customer transaction account balances represent 38.8% of total deposits
  - Deposit Growth
    - From December 31, 2024, to December 31, 2025, deposits grew 20.7%

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Go-Forward Focus

Strategic

- Further hiring and focus to support diversified lending capabilities (C&I and SBA)
- Establish and grow new subsidiary with bridge-to-HUD financing and FHA/HUD loan origination capabilities
- Ramp up of fee-based income business (SBA and Treasury Management)
- Further refine our Concierge Relationship Banking Program for business owners/operators

Financial Outlook

- Continued growth in Fee Income
- Manage/maintain Net Interest Margin in varying interest rate environments
- Investments in franchise aligned with total revenue growth
- Maintain strong capital position to utilize opportunistically
- Continue double digit percentage growth in TBV

Compelling Investment Opportunity

Balance Sheet Growth Rates

Loan Growth CAGR
December 31, 2021 – December 31, 2025


39.75%
11.12%
OPTIMUMBANK
National Peers (1)

Per Share Growth Rates

Tangible Book Value Per Share & Tangible Book Value Per Diluted Share(2)


$8.06
$3.11
$8.87
$3.44
$9.66
$3.81
$8.87
$4.43
$10.57
$5.18
2021
2022
2023
2024
2025

OptimumBank vs. Broader Bank Universe

Efficiency Ratio


49.59%
69.34%
OPTIMUMBANK
National Peers (1)

Deposit Growth CAGR
December 31, 2021 – December 31, 2025


33.60%
5.81%
OPTIMUMBANK
National Peers (1)

Earnings Per Share - Basic


$1.61
$0.68
$0.87
$1.39
$1.43
2021
2022
2023
2024
2025

Earnings Per Share - Diluted(2)


$0.70
$0.29
$0.34
$0.63
$0.72
2021
2022
2023
2024
2025

Net Interest Margin


4.28%
3.75%
OPTIMUMBANK
National Peers (1)

(1) Peers consist of 47 publicly traded U.S. banks as of September 30, 2025, with total assets between $700 million to $3 billion.
(2) Diluted shares consist of 11,533,943 common shares outstanding, plus 1,360 Series B Preferred shares that can be converted to 11,113,889 common shares, and 875,641 Series C Convertible Preferred shares that can be converted to 875,641 common shares.

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

OPTIMUMBANK HOLDINGS, INC.

Board of Directors

Moishe Gubin
Chairman of the Board

- Director of the OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since March 2010
- Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Joel Klein

- Director of the Company and Bank since February 2012
- Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp
- Licensed CPA in the State of New York since 1972

Thomas Procelli

- Director of the Company since July 2017 and Bank since October 2012
- Current CFO for Better Living Solutions
- OptimumBank since the founding in 2000 through 2015
- Mr.Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit.

Avi Zwelling

- Director of the Company and Bank since December 2017
- Managing partner of Zwelling, LLC

Michael Blisko

- Director since May 2021
- Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc.
- Significant shareholder of the Company

Steven Newman

- Director of the Company and Bank since August 2022
- Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies

Contact Information

Corporate Headquarters

OPTIMUMBANK HOLDINGS, INC.

2929 East Commercial Boulevard
Suite 303
Fort Lauderdale, FL 33308
(954) 900-2800
www.optimumbank.com

Company Contacts

Moishe Gubin
Chairman of the Board & Director
Phone: (954) 900-2813
Email: mgubin@optimumbank.com

Timothy Terry
President, Chief Executive Officer
Phone: (954) 900-2814
Email: tterry@optimumbank.com

Elliot Nunez
Executive Vice President & Chief Financial Officer
Phone: (954) 900-2840
Email: enunez@optimumbank.com

Reconciliation of Non-GAAP Financial Disclosures

This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles ("GAAP"). The financial highlights provides reconciliations between GAAP and adjusted financial measures including net earnings, tax adjustments, and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company's performance. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance and if not provided would be requested by the investor community.

These measures are also useful in understanding performance trends and to facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered as an alternative to GAAP.

GAAP to Non-GAAP Reconciliation

Pre-tax, Pre-provision Earnings

($s in 000s)	4Q 2025	3Q 2025	4Q 2024	2025	2024	2023	2022	2021
Net Earnings (GAAP)	**$4,853**	**$4,324**	**$3,949**	**$16,648**	**$13,124**	**$6,283**	**$4,023**	**$6,296**
Plus: Income Tax Expense	1,604	1,340	1,359	5,523	4,507	2,174	1,369	(3,227)
Plus: Credit Loss Expense	398	763	613	2,036	2,222	4,047	3,466	1,173
Pre-tax, Pre-provision Earnings (Non-GAAP)	**$6,855**	**$6,427**	**$5,921**	**$24,207**	**$19,853**	**$12,504**	**$8,858**	**$4,242**

Return on Average Equity (ROAE) and ROAE (Core)

($s in 000s, except percentages)	4Q 2025	3Q 2025	2025	2024	2023	2022	2021
Net Earnings (GAAP)	**$4,853**	**$4,324**	**$16,648**	**$13,124**	**$6,283**	**$4,023**	**$6,296**
Average Total Equity	119,583	114,006	112,277	85,872	65,495	46,802	27,530
Return on Average Equity (GAAP)(1)	**16.23%**	**15.17%**	**14.83%**	**15.28%**	**9.59%**	**8.60%**	**22.87%**
Pre-tax, Pre-provision Earnings (Non-GAAP)	**6,855**	**6,427**	**24,207**	**19,853**	**12,504**	**8,858**	**4,242**
Average Total Equity	119,583	114,006	112,277	85,872	65,495	46,802	27,530
Return on Average Equity (Core, Non-GAAP) (1)	**22.93%**	**22.55%**	**21.56%**	**23.12%**	**19.09%**	**18.93%**	**15.41%**

(1) 2025 quarterly ratios annualized.

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

OPTIMUMBANK HOLDINGS, INC.

GAAP to Non-GAAP Reconciliation

Tangible Book Value Per Common Share and Diluted Share

($ and number of shares in 000s)	12/31/2025	9/30/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Total Stockholders' (GAAP) and Tangible Common Equity	**$121,897**	**$116,888**	**$103,184**	**$70,007**	**$62,580**	**$38,510**
Common Shares Outstanding(1)	11,534	11,884	11,636	7,250	7,059	4,775
Effect of Conversion of Series B Preferred Shares	11,114	11,114	11,114	11,114	11,114	7,600
Effect of Conversion of Series C Preferred Shares(1)	876	526	526	-	-	-
Total Diluted Shares	23,524	23,524	23,276	18,364	18,173	12,375
Tangible Book Value per Common Share	**$10.57**	**$9.84**	**$8.87**	**$9.66**	**$8.87**	**$8.06**
Tangible Book Value per Diluted Share (Non-GAAP)	**$5.18**	**$4.97**	**$4.43**	**$3.81**	**$3.44**	**$3.11**

(1) During the 4th quarter 2025, 350,000 common shares were converted into Series C Convertible Preferred shares.

2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

OPTIMUMBANK HOLDINGS, INC.